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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                FairMarket, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                Delaware                                 04-3351937
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


              500 Unicorn Park Drive, Woburn, MA             01801
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           (Address of Principal Executive Offices)        (Zip Code)

 If this form relates to the              If this form relates to the
 registration of a class of securities    registration of a class of securities
 pursuant to Section 12(b) of the         pursuant to Section 12(g) of the
 Exchange Act and is effective            Exchange Act and is effective
 pursuant to General Instruction          pursuant to General Instruction
 A.(c), please check the following        A.(d), please check the following
 box. [ ]                                 box. [X]

Securities Act registration statement file number to which this
  form relates:     333-92677
                 ---------------
                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class           Name of Each Exchange on Which
          to be So Registered           Each Class is to be Registered
     ----------------------------   -------------------------------------

                 None
     ----------------------------   -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.001 per share
          ------------------------------------------------------------
                                (Title of class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  A description of the Common Stock of the registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus which forms a part of the Registration Statement on Form S-1 (File No. 333-92677) filed under the Securities Act of 1933 with the Securities and Exchange Commission on December 14, 1999 (the "Registration Statement"), which information is incorporated herein by reference.

ITEM 2.           EXHIBITS.

                           (1) Specimen Certificate for Shares of Common Stock of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                           (2)      Form of Second Amended and Restated
                                    Certificate of Incorporation of the
                                    Registrant (incorporated by reference to
                                    Exhibit 3.2 to the Registration Statement).

                           (3)      Form of Third Amended and Restated
                                    Certificate of Incorporation of the
                                    Registrant (incorporated by reference to
                                    Exhibit 3.3 to the Registration Statement).

                           (4) Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to
                                    Exhibit 3.5 to the Registration Statement).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                         FAIRMARKET, INC.



                                         By: /s/ Scott T. Randall
                                             --------------------------------
                                             Scott T. Randall
                                             President and Chairman of the Board
                                             and Chief Executive Officer


Dated: February 9, 2000